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                                     PART IV


Item 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

          (a)(3)  EXHIBITS

                  22.1    Subsidiaries of the Company


                  CATHAY BANK                          CATHAY INVESTMENT COMPANY

                  a California Corporation             a California Corporation

                  100% owned                           100% owned by Cathay Bank






                                  Exhibit 22.1